UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report : July 20, 2004

Date of earliest event reported : July 19, 2004

Plains Resources Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	13-2898764
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

0-9808

(Commission

File Number)

700 Milam Street, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (832) 239-6000

Item 5.    Other Events

The information in the Press Release dated July 19, 2002 and attached as Exhibit 99.1 is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

99.1                Press Release dated July 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS RESOURCES INC.

Date: July 20, 2004	/s/ E. Lynn Hill
E. Lynn Hill Chief Accounting Officer

EXHIBIT INDEX

Each exhibit identified below is filed as part of this report.

Exhibit No.	Description

99.1	Press Release dated July 19, 2004.